UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. - )

Filed by the registrant ☒ Filed by a party other than the registrant ☐.

Check the appropriate box:

☐	Preliminary proxy statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive proxy statement
☒	Definitive additional materials
☐	Soliciting material under Rule 14a-12

TETRA TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TETRA

VOTE

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Online

Go to **www.envisionreports.com/TTI** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 20, 2024.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the TETRA Technologies, Inc. Stockholder Meeting to be Held on Tuesday, May 21, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to stockholders are available at:

www.envisionreports.com/TTI

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/TTI**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 10, 2024 to facilitate timely delivery.

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Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TTI. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TETRA Technologies, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 10, 2024. Stockholder Meeting Notice TETRA Technologies, Inc.’s Annual Meeting of Stockholders will be held on Tuesday, May 21, 2024, at the TETRA Technologies Corporate Headquarters Building, 24955 Interstate 45 North, The Woodlands, Texas, at 11:00 a.m. Local Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4. 1. Election of Directors: Nominees: 01) Mark E. Baldwin 02) Thomas R. Bates, Jr. 03) Christian A. Garcia 04) John F. Glick 05) Angela D. John 06) Brady M. Murphy 07) Sharon B. McGee 08) Shawn D. Williams 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. 4. To vote on a stockholder proposal entitled, “Proposal 4 – Shareholder Right to Act by Written Consent” , if properly presented at the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. You may obtain directions to the location of the 2024 annual meeting by contacting our Investor Relations Department at 281-367-1983 or at the Investor Relations area of our website at www.tetratec.com.